EXHIBIT 99.1

FORM OF

LETTER OF TRANSMITTAL

FOR TENDERS OF

$325,000,000 3 1/2% Senior Notes Due 2007

and

$275,000,000 5 1/8% Senior Notes Due 2014

DELUXE CORPORATION

Pursuant to the Prospectus

dated                     , 2004 of Deluxe Corporation

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2004 (UNLESS EXTENDED BY DELUXE CORPORATION IN ITS SOLE DISCRETION) (THE “EXPIRATION DATE”). TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

Exchange Agent: Wells Fargo Bank, National Association

By registered or certified mail,

overnight courier or hand delivery:

Wells Fargo Corporate Trust

c/o The Depository Trust and Clearing Corp.

TDAS Department, 1st floor

55 Water Street

New York, New York 10041

Attention: Deluxe Coporation Administrator

By Facsimile for Eligible Institutions:

[(612) 667-6282]

To confirm by Telephone or for Information call:

[(800) 344-5128]

Fax cover sheets should include a call back

telephone number and request a call back, upon receipt.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS LETTER.

The undersigned acknowledges that he or she has received the Prospectus, dated                     , 2004 (the “Prospectus”), of Deluxe Corporation, a Minnesota corporation (the “Company”), and this Letter of Transmittal, which may be amended from time to time, which together constitute the Company’s offer (the “Exchange Offer”) to (i) exchange up to $325 million principal amount of its 3 1/2% notes due 2007, Series B, which have been registered under the Securities Act of 1933, as amended (the “New 2007 Notes”), for up to $325 million aggregate principal amount of its issued and outstanding 3 1/2% notes due 2007 (the “Old 2007 Notes”) or (ii) exchange up to $275 million aggregate principal amount of its 5 1/8% notes due 2014, Series B, which have been registered under the Securities Act of 1933, as amended (the “New 2014 Notes” and together with the New 2007 Notes, the “New Notes”), for up to $275 million aggregate principal amount of its issued and outstanding 5 1/8% notes due 2014 (the “Old 2014 Notes” and, together with the Old 2007 Notes, the “Old Notes”), with the holders (each holder of Old Notes, a “Holder”) thereof, including any participant (“DTC Participant”) in the book-entry transfer facility system of The Depository Trust Company (“DTC”), whose name appears on a security position listing as the owner of the Old Notes. The Old Notes and the New Notes together are sometimes referred to as the “Notes.”

The Exchange offer is subject to all of the terms and conditions set forth in the Prospectus including, without limitation, the right of the Company to waive conditions, subject to applicable laws. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus will govern. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term “certificates” means physical certificates representing Old Notes.

The terms of the New Notes are substantially identical in all respects (including principal amount, interest rate and maturity) to the Old Notes except as provided herein or in the Prospectus. For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having an aggregate principal amount equal to that of the surrendered Old Note. The New Notes will accrue interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from the date of its original issuance. Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on their Old Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on their Old Notes prior to the issue date of the New Notes or, if no interest has been paid or duly provided for, will not receive any accrued interest on their Old Notes, and will be deemed to have waived the right to receive any interest on their Old Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after October 1, 2004.

This Letter of Transmittal is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program (“ATOP”) at the Depository Trust Company (“DTC”) or (ii) by Holders who are ATOP members but choose not to use ATOP. See Instruction 2. Delivery of this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

Notwithstanding anything to the contrary in the Registration Rights Agreement, dated October 1, 2004, among the Company, J.P. Morgan Securities Inc. (“JPMorgan”) and Wachovia Capital Markets, LLC (“Wachovia” and together with JPMorgan, the “Representatives”) as representatives to the initial purchasers of the Old Notes (the “Registration Rights Agreement”), the Company will accept for exchange any and all Old Notes validly tendered on or prior to 5:00 p.m., New York City time, on                     , 2004 (unless the Exchange Offer is extended by the Company) (the “Expiration Date”). Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER.

The Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled “The Exchange Offer—Terms of the Exchange Offer.”

The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

To participate in the Exchange Offer, Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer” or (b) forwarding certificates herewith. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through the Automated Tender Offer Program System of DTC (“ATOP”). A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of [Wells Fargo Bank, N.A.] (the “Exchange Agent”) at DTC and then send to the Exchange Agent a Book-Entry Confirmation (as defined in Instruction 2 hereto), including an agent’s message (as defined below) confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC’s procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.”

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated below under “Description of Old Notes,” in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 principal amount of Old Notes designated herein held by the undersigned and tendered hereby for $1,000 principal amount of the New Notes. New Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Old Notes pursuant to the Exchange Offer.

Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of the Company, a third party, all right, title and interest in and to such Old Notes as are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Old Notes (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates of Old Notes to the Company together with all accompanying evidences of transfer and authenticity to the Company for transfer or cancellation by the Company, upon receipt by the Exchange Agent (as the undersigned’s agent) of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned agrees to all of the terms of the Exchange Offer. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer” section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

The name(s) and address(es) of the registered Holder(s) of the Old Notes tendered hereby should be printed above in the box entitled “Description of Old Notes,” if they are not already set forth in such box, as they appear on the certificates representing such Old Notes. The certificate number(s) and the principal amount of Old Notes to which this Letter of Transmittal relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes under the section titled “Description of Old Notes.”

The undersigned hereby represents and warrants that the undersigned has full power and authority to exchange, tender, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with any obligations it may have under the Registration Rights Agreement. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon the issuance of the New Notes, the Company shall have no further obligations or liabilities thereunder.

The undersigned understands that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under “The Exchange Offer” and the Instructions hereto will constitute the tendering Holder’s acceptance of the terms and conditions of the Exchange Offer. THE UNDERSIGNED HEREBY FURTHER REPRESENTS AND WARRANTS THAT ANY NEW NOTES ACQUIRED IN EXCHANGE FOR OLD NOTES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH NEW NOTES, WHETHER OR NOT SUCH PERSON IS THE UNDERSIGNED, THAT NEITHER THE HOLDER OF SUCH OLD NOTES NOR ANY SUCH OTHER PERSON IS PARTICIPATING, OR INTENDS TO PARTICIPATE, OR HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE, IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 (AS AMENDED, THE “SECURITIES ACT”)) OF SUCH NEW NOTES AND THAT NEITHER THE HOLDER OF SUCH OLD NOTES NOR ANY SUCH OTHER PERSON IS AN “AFFILIATE,” AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT, OF THE COMPANY. The Company’s acceptance for exchange of Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than (i) any such Holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser who acquired the Old Notes directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker dealer who acquired the Old Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders’ business and such Holders are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any Holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Any broker-dealer that resells New Notes received by it for its own account under the Exchange Offer and any broker or dealer that participates in a distribution of the New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of New Notes and any commissions or concessions received by these persons may be deemed to be underwriting compensation under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a “Participating Broker-Dealer”), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of Section 2(11) of the Securities Act.

Any person, including any Participating Broker-Dealer, who is an “affiliate” of the Company may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction relating to the New Notes.

The undersigned understands that the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under “Description of Old Notes.” Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” the undersigned hereby directs that (i) the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC and (ii) if applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, be credited to the account indicated above maintained at DTC. In the event that the box entitled “Special Delivery Instructions,” is completed, the Exchange Agent shall mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under “Description of Old Notes,” to the address(es) so indicated. Any transfer of Old Notes to a different Holder must be completed, according to the provisions on transfer of Old Notes contained in the Indenture and any supplement to the Indenture related to the Old Notes.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, if tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates of such unexchanged or untendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

INSTRUCTIONS

Forming Part of the Terms and Conditions

of the Exchange Offer

1.	Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

(ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution (as defined below).

In all other cases, the signature on this Letter of Transmittal must be guaranteed by an institution which falls within the definition of “eligible guarantor institution” contained in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended and in each instance, is a recognized participant in a Medallion signature guarantee program (an “Eligible Institution”). See Instruction 5.

2.	Book-Entry Transfer; Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures. To tender in the Exchange Offer, Holders must tender by (a) forwarding certificates herewith or (b) book-entry transfer, pursuant to the procedures set forth under “The Exchange Offer—Procedures for Tendering” and “—Book-Entry Transfer” in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through DTC’s ATOP system. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent’s account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an agent’s message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC’s procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company may enforce the Letter of Transmittal against such participant.

If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof, provided that if fewer than all of the Old Notes of a Holder are tendered for exchange, the untendered principal amount of the Holder’s remaining Old Notes must be $1,000 or any integral multiple of $1,000 in excess thereof.

Any beneficial Holder whose Old Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his or her behalf. If such beneficial Holder wishes to tender on his or her own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial Holder’s name. It is the responsibility of the beneficial Holder to register ownership in his or her own name if he or she chooses to do so. The transfer of record ownership may take considerable time.

Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution (by facsimile transmission, mail or hand delivery) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, or an agent’s message in lieu thereof, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY CERTIFICATES FOR OLD NOTES TO THE COMPANY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

3.	Inadequate Space. If the space provided in the box captioned “Description of Old Notes” is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.	Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-Entry Transfer); Withdrawal Rights. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof, provided that if fewer than all of the Old Notes of a Holder are tendered for exchange, the untendered principal amount of the Holder’s remaining Old Notes must be $1,000 or any integral multiple of $1,000 in excess thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box entitled “Description of Old Notes Tendered—Principal Amount of Old Notes Tendered (If Less Than All Are Tendered).” A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes of each series to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered Holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering Holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the book-entry transfer facility system of DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly re-tendered. Properly withdrawn Old Notes may be re-tendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder as promptly as practicable after withdrawal.

5.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates or securities position listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

When this Letter of Transmittal is signed by the Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the Holder, then endorsements on any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

6.	Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the registered Holder, or if New Notes are to be sent to someone other than the registered Holder or to the registered Holder at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification or social security number of the person named also must be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

7.	Waiver of Conditions. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Notes tendered hereby. See “The Exchange Offer—Terms of the Exchange Offer” in the Prospectus.

8.	Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder. Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

9.	Taxpayer Identification Number and Backup Withholding. Under U.S. federal income tax law, a Holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent (as payor) with such Holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 below which, in the case of a tendering Holder who is an individual, is his or her social security number. In the case of a tendering Holder who is an individual who does not have and is not eligible to obtain a social security number (e.g., a resident alien), the correct TIN is such Holder’s IRS individual taxpayer identification number (“ITIN”). If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the Holder to a $50 penalty. In addition, payments to such Holders with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

The box in Part 3 of the Substitute Form W-9 should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

The Holder is required to give the Exchange Agent the TIN (e.g., social security number, employer identification number or ITIN) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent the appropriate properly completed IRS Form W-8 (Certificate of Foreign Status), or an appropriate successor form, signed under penalties of perjury, attesting to that Holder’s exempt status. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If (i) the Holder does not furnish the Exchange Agent with a TIN in the required manner, (ii) the IRS notifies the Exchange Agent that the TIN provided is incorrect, or (iii) the Holder is required to but fails to certify that it is not subject to backup withholding, backup withholding will apply. If backup withholding applies, the Exchange Agent is required to withhold 28% of any payment made to the Holder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.

10.	Determination of Validity and Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of the Company or its counsel, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption “The Exchange Offer” or any conditions or irregularity in any tender of Old Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders.

The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

11.	Interest on Exchanged Old Notes. Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on their Old Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on their Old Notes prior to the issue date of the New Notes or, if no interest has been paid or duly provided for, will not receive any accrued interest on their Old Notes, and will be deemed to have waived the right to receive any interest on their Old Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after October 1, 2004.

12.	Lost, Stolen or Destroyed Old Notes. If any certificates representing Old Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13.	No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

14.	Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of

Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated on the front of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

DESCRIPTION OF OLD NOTES

(See Instructions 2 and 6)

Certificate(s) (Attach additional signed list, if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, in blank)	Certificate Number(s)	Aggregate Principal Amount of Old Notes Evidenced by Certificate(s)	Principal Amount of Old Notes Tendered (must be integral multiples of $1,000)
TOTAL

THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT’S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

(Boxes below to be checked by Eligible Institutions only)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

	Name of Tendering Institution	__________________________________________________________________

	DTC Account Number	__________________________________________________________________

	Transaction Code Number	__________________________________________________________________

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

	Name(s) of Registered Holder(s)	__________________________________________________________________

	Window Ticker Number (if any)	__________________________________________________________________

	Date of Execution of Notice of Guaranteed Delivery	__________________________________________________________________

	Name of Institution which Guaranteed Delivery	__________________________________________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

	Name of Tendering Institution	__________________________________________________________________

	DTC Account Number	__________________________________________________________________

	Transaction Code Number	__________________________________________________________________

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

	Name	__________________________________________________________________

	Address	__________________________________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PLEASE SIGN HERE

WHETHER OR NOT OLD NOTES ARE BEING

PHYSICALLY TENDERED HEREBY

X

X

Signature(s) of Owner(s) of Authorized Signatory

________
Date	Area Code and Telephone Number

This space must be signed by registered Holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Letter of Transmittal (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

_______________________________________________

Name(s)

(Please Print)

_______________________________________________

Capacity (full title)

_______________________________________________

Address

(Include Zip Code)

_______________________________________________

Tax Identification or Social Security Number(s)

Please Complete Substitute Form W-9 Herein.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5 and 6)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4, 5 and 6)

To be completed ONLY if the New Notes and/or any Old Notes that are not exchanged are to be issued in the name of someone other than the registered holder of the Old Notes whose name appears above, or if Old Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

To be completed ONLY if certificates for Old Notes not tendered and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account identified above.

Issue to: ☐ New Notes ☐ Old Notes not Exchanged		Issue New Notes and/or Old Notes to:

Name:	_________________________________________	Name:	_________________________________________
(Please Print)		(Please Print)
Address:	_________________________________________	Address:	_________________________________________
	_________________________________________		_________________________________________
	_________________________________________		(include Zip Code)
(Include Zip Code)
(Complete accompanying Substitute Form W-9)
	(Area Code and Telephone Number)	☐ Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:
	_________________________________________	__________________________________________________
	(Taxpayer Identification or Social Security Number)	(DTC Account Number)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below.
_________________________________________
(DTC Account Number)

Guarantee of Signature(s)

(See Instructions 1 and 5 to determine if required)

_________________________________________________

Authorized Signature

_________________________________________________

Name

_________________________________________________

Name of Firm

_________________________________________________

Title

_________________________________________________

Address

_________________________________________________

Area Code and Telephone Number

_________________________________________________

Date

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 9)

PAYORS’ NAME: DELUXE CORPORATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 – PLEASE PROVIDE YOUR TIN AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For individuals, this is your Social Security Number (“SSN”). For sole proprietors or if your account is in more than one name, see the Instructions in the enclosed Guidelines. For other entities, it is your Employer Identification Number (“EIN”). If you do not have a number, see how to get a TIN in the enclosed Guidelines.	TIN ___________________ Social Security Number OR __________________ Employer Identification Number
Part 2 – TIN Applied For
Part 3 – Exempt Payee. Check box at right if you are an exempt payee.

Certificate–Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

Signature of U.S. Person

Date

Name

Address

City	State Zip

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

2

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 28%) of all reportable payments made to me will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature:	____________________________________________________________________________________

Date:	____________________________________________________________________________________

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